Annual Report                                            [NEUBERGER BERMAN LOGO]
December 31, 2002

                                  Neuberger Berman
                                  Advisers
                                  Management
                                  Trust

--------------------------------------------------------------------------------

                                  Balanced
                                  Portfolio[RegTM]

B1014 02/03

Balanced Portfolio Manager's Commentary
---------------------------------------

In 2002, the bull market in bonds contributed to strong performance in the AMT Balanced Portfolio's fixed-income investments, while a combination of corporate scandals, a weak economy and dismal profits hurt nearly every sector of the equity market, including mid-cap growth stocks in which the portfolio invests.

Although a number of the portfolio's equity holdings turned in strong performance, it was not enough to offset some sharp losses. Energy, materials and consumer staples, three areas of the market that have historically provided good returns in weak market environments, were the only sectors that recorded positive performance. Our overweight position and good stock selection in the energy sector provided the greatest contribution to the portfolio's overall equity performance. Portfolio sectors that detracted the most from total returns included information technology, healthcare, and consumer discretionary.

--------------------------------------------------------------------------------

Average Annual Total Return(1)

                               Merrill Lynch(2)
                   Balanced         1-3 Year   Russell Midcap(R)(2)
                  Portfolio   Treasury Index                 Growth   S&P 500(2)

1 Year             (17.15%)            5.76%               (27.41%)   (22.09%)
5 Year                0.53%            6.40%                (1.82%)    (0.58%)
10 Year               5.25%            6.04%                  6.71%      9.34%
Life of Fund          7.22%            7.08%                  9.76%     10.93%
------------------------------------------------------------------------------
Inception Date  02/28/1989

Comparison of a $10,000 Investment

                      Merrill Lynch
          Balanced         1-3 Year   Russell Midcap(R)
         Portfolio   Treasury Index              Growth    S&P 500

1992        10,000           10,000              10,000     10,000
1993        10,645           10,541              11,119     11,006
1994        10,288           10,601              10,879     11,150
1995        12,732           11,767              14,575     15,336
1996        13,609           12,353              17,122     18,854
1997        16,256           13,175              20,982     25,142
1998        18,236           14,097              24,730     32,327
1999        24,357           14,529              37,415     39,128
2000        23,249           15,690              33,019     35,567
2001        20,143           16,993              26,365     31,343
2002        16,688           17,971              19,140     24,418

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

On the fixed-income side, the lowest interest rate levels in more than 40 years and the potential for war with Iraq caused us to maintain a defensive posture, reducing the bond portion of the portfolio's average duration from 2.0 years at the end of 2001 to 1.6 years on December 31, 2002. Our emphasis on high quality securities helped us sidestep some of the year's worst disasters, including Global Crossing and other high profile bankruptcies, which benefited overall returns. Broad diversification also helped us maintain our strong defensive posture and manage risk in the portfolio. Going forward, we believe that the corporate sector will perform better as companies strengthen their balance sheets, assuming the economy begins to recover.

Several areas within the fixed-income portion of the portfolio turned in strong performance. As relative values of U.S. Treasury securities adjusted during the fiscal year, we profited by maintaining a flexible stance. Throughout the year, investors continued to migrate into high-quality sectors and issues, which contributed to the strong performance of our U.S. Government Agency holdings. With interest rates falling across the board, we also reaped substantial dividends in our mortgage-backed holdings.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

After three years of a strong bull market in bonds, we are cautious, but believe there are significant values to be uncovered. We continue to favor corporate and other non-Treasury sectors, as we expect that the results of two years of monetary stimulus will begin to benefit the economy. We believe that an economic recovery may take hold in 2003.

We are also enthusiastic about the start of 2003 because it marks the arrival of Neuberger Berman's new growth portfolio management team. Effective January 2, 2003, Jon Brorson and Kenneth Turek joined Neuberger Berman as part of the new Growth Equity Group, which will manage the equity portion of the AMT Balanced Portfolio. The members of the Growth Equity Group have worked together for many years, specializing in growth stock.

In the Growth Equity Group's years of working together, its investment managers have developed a multidimensional investment process that combines what we feel are the best aspects of top-down and bottom-up analysis. Using both quantitative tools and fundamental research, they look for fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, they analyze such factors as: the financial condition (such as the debt to equity ratio) of a company, market share and competitive leadership of the company's products, earnings growth relative to competitors, and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies. They follow a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

We look forward to applying the Growth Equity Group's time-tested investment process to the AMT Balanced Portfolio, and are committed to providing you with the best possible long-term performance.

Sincerely,


                                /s/ Ted Giuliano
                            /s/ Catherine Waterworth
                                 /s/ Jon Brorson
                                /s/ Kenneth Turek

                      TED GIULIANO, CATHERINE WATERWORTH,
                           JON BRORSON, KENNETH TUREK
                             PORTFOLIO CO-MANANGERS

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

2. The Russell Midcap[RegTM] Growth Index measures the performance of those Russell Midcap[RegTM] Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000[RegTM] Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies and are also available as an underlying investment fund for certain qualified retirement plans.

(C) 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Schedule of Investments Balanced Portfolio
------------------------------------------

Number of Shares                             Market Value+
Common Stocks (48.3%)

Biotechnology (1.3%)
 9,900   Cephalon, Inc.                         $  481,813*\P
16,100   IDEC Pharmaceuticals                      534,037*
                                                ----------
                                                 1,015,850
Broadcasting (0.5%)
30,500   Radio One Class D                         440,115*\P

Building, Construction & Furnishing (0.9%)
12,500   D.R. Horton                               216,875\P
 6,400   Lennar Corp.                              330,240
 5,100   Ryland Group                              170,085
                                                ----------
                                                   717,200

Business Services (2.2%)
 9,400   Danaher Corp.                             617,580
 3,000   Ecolab Inc.                               148,500
 8,400   Education Management                      315,840*
 8,000   Hotels.com                                437,040*\P
 2,900   Iron Mountain                              95,663*
 5,000   Lamar Advertising                         168,250*
                                                ----------
                                                 1,782,873

Business Services--IT Business Services (3.4%)
14,500   Affiliated Computer
           Services                                763,425*
21,225   Apollo Group Class A                      933,900*
 6,300   Fiserv, Inc.                              213,885*
 1,500   Storage Technology                         32,290*
33,300   SunGard Data Systems                      784,548*
                                                ----------
                                                 2,728,048

Capital Equipment (0.5%)
 5,400   American Standard                        384,156*

Communications Equipment (1.7%)
12,400   ADTRAN, Inc.                              407,960*\P
21,400   L-3 Communications
           Holdings                                961,074*\P
                                                ----------
                                                 1,369,034

Consumer Cyclicals (1.2%)
41,450   USA Interactive                           950,034*\P

Electrical Equipment (0.2%)
13,400   Broadcom Corp.                            201,804*

Electrical & Electronics (0.5%)
10,000   Fairchild Semiconductor
           International                           107,100*
 5,900   Synopsys, Inc.                            272,285*
                                                ----------
                                                   379,385

Energy (2.5%)
 8,800   Cooper Cameron                            438,416*
14,100   EOG Resources                             562,872
15,300   Ocean Energy                              305,541
 9,800   Smith International                       317,586*
17,737   XTO Energy                                438,104
                                                ----------
                                                 2,062,519

Finance (1.7%)
 9,000   Affiliated Managers Group              $  452,700*
 6,400   Investment Technology
           Group                                   143,104*
 9,800   Legg Mason                                475,692
 6,800   Moody's Corp.                             280,772
                                                ----------
                                                 1,352,268

Financial Services (0.7%)
 9,800   Commerce Bancorp                          423,262\P
 3,300   Radian Group                              122,595
                                                ----------
                                                   545,857

Food & Beverage (0.8%)
24,900   Pepsi Bottling Group                      639,930

Health Care (7.3%)
 9,700   AmerisourceBergen Corp.                   526,807
11,000   Anthem, Inc.                              691,900*
26,600   Community Health
           Systems                                 547,694*\P
20,200   Express Scripts                           970,408*\P
 6,600   Forest Laboratories                       648,252*
21,400   Gilead Sciences                           727,600*\P
 8,900   Quest Diagnostics                         506,410*
 5,300   Wellpoint Health Networks                 377,148*
21,000   Zimmer Holdings                           871,920*
                                                ----------
                                                 5,868,139

Health Products & Services (2.6%)
 8,000   Boston Scientific                         339,536*
 3,000   LifePoint Hospitals                        89,793*
15,900   MedImmune, Inc.                           432,003*
 8,000   Universal Health Services
           Class B                                 360,800*
 9,250   Varian Medical Systems                    458,800*
 9,200   Weight Watchers
           International                           422,924*
                                                ----------
                                                 2,103,856

Insurance (0.8%)
21,450   Willis Group Holdings                     614,972*

Internet (1.9%)
19,700   Intuit Inc.                               924,324*
15,750   Symantec Corp.                            638,032*\P
                                                ----------
                                                 1,562,356

Media (1.5%)
32,100   Westwood One                            1,199,256*

Pharmaceutical (1.8%)
23,300   Caremark Rx                               378,625*
17,700   Pharmaceutical Product
           Development                             518,079*
14,300   Teva Pharmaceutical
           Industries ADR                          552,123
                                                ----------
                                                 1,448,827
Publishing & Broadcasting (0.2%)
 4,800   Scholastic Corp.                          172,560*


See Notes to Schedule of Investments   5

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Number of Shares                              Market Value+
Retail (6.6%)
21,850    Abercrombie & Fitch                  $   447,051*
15,700    Advance Auto Parts                       767,730*\P
21,500    Bed Bath & Beyond                        742,395*
19,000    Brinker International                    612,750*
19,050    Coach, Inc.                              627,126*
13,000    Mattel Inc.                              248,950
10,800    Michaels Stores                          338,040*
35,500    PETsMART, Inc.                           608,115*
11,200    Ross Stores                              474,768
25,150    Staples, Inc.                            460,245*
                                               -----------
                                                 5,327,170
Semiconductors (2.8%)
18,400    Integrated Circuit Systems               335,800*
16,750    Marvell Technology Group                 315,905*
13,500    Maxim Integrated Products                446,040
28,900    Microchip Technology                     706,605\P
12,200    QLogic Corp.                             421,022*\P
                                               -----------
                                                 2,225,372
Software (2.4%)
 8,500    BEA Systems                               97,495*
45,300    Citrix Systems                           558,096*
 9,300    Electronic Arts                          462,861*
11,600    Mercury Interactive                      343,940*
31,600    Network Associates                       508,444*\P
                                               -----------
                                                 1,970,836
Technology (1.5%)
2,200    Alliant Techsystems                       137,170*
9,800    Lexmark International
           Group                                   592,900*
8,000    UTStarcom, Inc.                           158,640*
5,600    Zebra Technologies                        320,880*
                                               -----------
                                                 1,209,590
Telecommunications (0.8%)
 58,100    Nextel Communications                   671,055*\P
Total Common Stocks
(Cost $36,705,096)                              38,943,062
                                               -----------


See Notes to Schedule of Investments   6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Principal Amount                                                                     Rating[sec]    Market Value+
                                                                                    Moody's   S&P
U.S. Treasury Securities (5.2%)
 $ 1,665,000   U.S. Treasury Notes, 3.38%, due 4/30/04                              TSY       TSY      $1,710,072
     185,000   U.S. Treasury Notes, 1.88%, due 9/30/04                              TSY       TSY         186,294
   1,750,000   U.S. Treasury Notes, 2.13%, due 10/31/04                             TSY       TSY       1,769,278
     455,000   U.S. Treasury Notes, 5.63%, due 2/15/06                              TSY       TSY         503,841
                                                                                                       ----------
 Total U.S. Treasury Securities (Cost $4,088,483)                                                       4,169,485
                                                                                                       ----------
U.S. Government Agency Securities (11.4%)
   1,500,000   Fannie Mae, Notes, 3.00%, due 6/15/04                                AGY       AGY       1,532,435
   3,350,000   Fannie Mae, Notes, 3.50%, due 9/15/04                                AGY       AGY       3,453,582
     240,000   Fannie Mae, Notes, 3.88%, due 3/15/05                                AGY       AGY         250,734
   1,530,000   Fannie Mae, Notes, 5.25%, due 6/15/06                                AGY       AGY       1,667,308
   1,680,000   Federal Home Loan Bank, Notes, 3.25%, due 8/15/05                    AGY       AGY       1,730,736
     500,000   Freddie Mac, Notes, 4.25%, due 6/15/05                               AGY       AGY         526,406
                                                                                                       ----------
 Total U.S. Government Agency Securities (Cost $8,966,462)                                              9,161,201
                                                                                                       ----------
Mortgage-Backed Securities (4.0%)

Fannie Mae
   1,923,819   Pass-Through Certificates, 6.50%, due 5/1/13 - 9/1/17                AGY       AGY       2,033,735

Freddie Mac
     401,671   Pass-Through Certificates, 5.00%, due 2/1/07                         AGY       AGY         418,197
     722,660   Pass-Through Certificates, 5.50%, due 2/1/07                         AGY       AGY         752,335
                                                                                                       ----------
 Total Mortgage-Backed Securities (Cost $3,118,412)                                                     3,204,267
                                                                                                       ----------
Asset-Backed Securities (1.4%)
     226,277   Daimler Chrysler Auto Trust, Ser. 2000-C, Class A3, 6.82%,
               due 9/6/04                                                           Aaa       AAA         228,850
     328,780   Ford Credit Auto Owner Trust, Ser. 2000-C, Class A4, 7.24%,
               due 2/15/04                                                          Aaa       AAA         332,535
     291,276   Ford Credit Auto Owner Trust, Ser. 2000-E, Class A4, 6.74%,
               due 6/15/04                                                          Aaa       AAA         295,624
     249,401   Nissan Auto Receivables Owner Trust, Ser. 2000-B, Class A3, 7.25%,
               due 4/15/04                                                          Aaa       AAA         251,627
                                                                                                       ----------
 Total Asset-Backed Securities (Cost $1,095,673)                                                        1,108,636
                                                                                                       ----------
Corporate Debt Securities (26.8%)
     210,000   Abitibi-Consolidated, Inc., Bonds, 8.30%, due 8/1/05                 Ba1       BBB-        223,784
     400,000   Allstate Corp., Senior Notes, 7.88%, due 5/1/05                      A1        A+          447,144
     200,000   American General Finance Corp., Floating Rate Notes, Ser. G, 1.79%,
               due 12/17/04                                                         A1        A+          200,662
     275,000   American Standard, Inc., Senior Notes, 7.13%, due 2/15/03            Ba2       BB+         275,000
     100,000   AOL Time Warner, Inc., Notes, 5.63%, due 5/1/05                      Baa1      BBB+        102,259
     200,000   AT&T Wireless Services, Inc., Senior Notes, 7.35%, due 3/1/06        Baa2      BBB         206,000
     550,000   Bank One Corp., Notes, 6.50%, due 2/1/06                             Aa3       A           607,543
     275,000   Bear Stearns Co., Inc., Floating Rate Notes, 1.70%, due 12/1/03      A2        A           275,168
     410,000   Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06                     A2        A           453,146
     400,000   Boeing Capital Corp., Senior Notes, 5.65%, due 5/15/06               A3        A+          419,128
     140,000   Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03                  Ba3       BB-         145,250
     425,000   Browning-Ferris Industries, Inc., Senior Notes, 6.10%, due 1/15/03   Ba3       BB-         425,066
     275,000   Caterpillar Financial Services Corp., Medium-Term Notes, 7.59%,
               due 12/10/03                                                         A2        A+          290,015
     335,000   Caterpillar Financial Services Corp., Notes, 6.88%, due 8/1/04       A2        A+          360,076
     200,000   Comcast Cable Communications, Senior Notes, 6.38%,
               due 1/30/06                                                          Baa3      BBB         209,258


See Notes to Schedule of Investments   7

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Principal Amount                                                                      Rating[sec]    Market Value+
                                                                                     Moody's   S&P
 $  430,000   Conoco, Inc., Floating Rate Notes, 2.63%, due 4/15/03                  A3        A-       $  430,738
    645,000   Countrywide Home Loans, Inc., Medium-Term Notes, Ser. J, 5.25%,
              due 6/15/04                                                            A3        A           670,841
    200,000   Cox Communications, Inc., Notes, 7.75%, due 8/15/06                    Baa2      BBB         223,510
    245,000   Cox Radio, Inc., Notes, 6.25%, due 5/15/03                             Baa3      BBB         245,926
    400,000   Daimler Chrysler N.A. Holdings Corp., Floating Rate Notes, Ser. C,
              1.65%, due 8/21/03                                                     A3        BBB+        399,089
    250,000   Dole Foods Co., Inc., Notes, 7.00%, due 5/15/03                        Ba1       BBB-        251,199
    430,000   Dow Chemical Co., Notes, 5.25%, due 5/14/04                            A3        A           442,979
    170,000   EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05           Baa1      BBB+        180,223
    250,000   Ford Motor Credit Co., Notes, 7.50%, due 6/15/03                       A3        BBB         253,701
    400,000   General Electric Capital Corp., Medium-Term Notes, Ser. A, 6.81%,
              due 11/3/03                                                            Aaa       AAA         417,241
    500,000   General Electric Capital Corp., Medium-Term Notes, Ser. A, 4.25%,
              due 1/28/05                                                            Aaa       AAA         522,229
    890,000   General Motors Acceptance Corp., Notes, 6.85%, due 6/17/04             A2        BBB         926,873
    200,000   Halliburton Co., Floating Rate Notes, 1.93%, due 7/16/03               Baa2      BBB         195,000
    250,000   Hartford Life, Inc., Notes, 6.90%, due 6/15/04                         A2        A-          264,372
    600,000   International Lease Finance Corp., Medium-Term Notes, 7.30%,
              due 4/28/03                                                            A1        AA-         610,348
    270,000   International Lease Finance Corp., Medium-Term Notes, Ser. M,
              5.50%, due 6/7/04                                                      A1        AA-         278,959
    200,000   International Paper Co., Notes, 8.13%, due 7/8/05                      Baa2      BBB         223,859
    280,000   ITT Corp., Notes, 6.75%, due 11/15/05                                  Ba1       BBB-        280,000
    145,000   J.P. Morgan Chase & Co., Subordinated Notes, 7.25%, due 6/1/07         A2        A           161,461
    400,000   Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%, due 5/15/05        Ba1       BB+         410,500
    680,000   Lehman Brothers Holdings, Inc., Medium-Term Notes, Ser. E, 7.00%,
              due 5/15/03                                                            A2        A           693,023
    300,000   Masco Corp., Notes, 6.13%, due 9/15/03                                 Baa1      BBB+        306,876
    195,000   Methanex Corp., Notes, 7.75%, due 8/15/05                              Ba1       BBB-        195,000
    235,000   Morgan Stanley Dean Witter & Co., Notes, 7.75%, due 6/15/05            Aa3       A+          262,192
    410,000   National Rural Utilities Cooperative Finance Corp., Collateral Trust,
              6.00%, due 5/15/06                                                     A1        A+          447,273
    450,000   Nationwide Mutual Insurance Co., Notes, 6.50%, due 2/15/04             A2        A-          465,026**
    225,000   Navistar International Corp., Senior Notes, Ser. B, 7.00%,
              due 2/1/03                                                             Ba3       BB-         218,250
    440,000   Norfolk Southern Corp., Floating Rate Senior Notes, 2.33%,
              due 7/7/03                                                             Baa1      BBB         440,386
    400,000   Pacific Bell, Notes, 6.25%, due 3/1/05                                 Aa3       AA-         434,901
    500,000   Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03                    Aa2       AA+         522,888
    104,940   PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                          Ba1       BB          100,763
    390,000   PNC Funding Corp., Guaranteed Subordinated Notes, 7.75%, due
              6/1/04                                                                 A3        BBB+        416,583
    345,000   Popular, Inc., Medium-Term Notes, Ser. 3, 6.38%, due 9/15/03           A3        BBB+        354,280
    250,000   Powergen US Funding LLC, Notes, 4.50%, due 10/15/04                    A2        A-          257,611
    100,000   Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06              Baa3      BBB-        108,964
    200,000   Raytheon Co., Notes, 6.50%, due 7/15/05                                Baa3      BBB-        215,715
    125,000   Royal Caribbean Cruises Ltd., Senior Notes, 8.13%, due 7/28/04         Ba2       BB+         123,125
    370,000   Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05           A3        A+          405,724
    725,000   SCANA Corp., Floating Rate Notes, 2.33%, due 2/1/04                    A3        BBB+        722,568
    400,000   Textron Financial Corp., Floating Rate Medium-Term Notes, Ser. E,
              1.67%, due 6/6/03                                                      A3        A-          399,268
    160,000   Thiokol Corp., Senior Notes, 6.63%, due 3/1/08                         A2        A           179,518
    115,000   Time Warner, Inc., Notes, 8.11%, due 8/15/06                           Baa1      BBB+        123,782
    375,000   TRW, Inc., Notes, 6.63%, due 6/1/04                                    Baa3      BBB-        389,755
    325,000   Tyson Foods, Inc., Notes, 6.63%, due 10/1/04                           Baa3      BBB         345,560
    430,000   Verizon Wireless, Inc., Floating Rate Notes, 2.22%, due 12/17/03       A3        A+          426,963


See Notes to Schedule of Investments   8

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Principal Amount                                                                 Rating[sec]      Market Value+
                                                                                Moody's   S&P
 $  240,000  Walt Disney Co., Notes, 4.88%, due 7/2/04                          Baa1      BBB+    $     246,962
    400,000  Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07          A3        BBB+          428,057
    300,000  Weyerhaeuser Co., Notes, 5.50%, due 3/15/05                        Baa2      BBB           314,046
                                                                                                  -------------
 Total Corporate Debt Securities (Cost $21,028,595)                                                  21,573,606
                                                                                                  -------------
Repurchase Agreements (2.4%)
  1,920,000  State Street Bank and Trust Co. Repurchase Agreement, 1.20%, due
             1/2/03, dated 12/31/02, Maturity Value $1,920,128, Collateralized by $1,950,000 Freddie Mac, Notes, 3.06%, due 1/28/04 (Collateral
             Value $1,977,912)                                                                        1,920,000#
                                                                                                  -------------
             (Cost $1,920,000)

Short-Term Investments (12.4%)
  8,831,530  N&B Securities Lending Quality Fund, LLC                                                 8,831,530
  1,204,248  Neuberger Berman Institutional Cash Fund Trust Class                                     1,204,248@
                                                                                                  -------------
             Total Short-Term Investments (Cost $10,035,778)                                         10,035,778#
                                                                                                  -------------
             Total Investments (111.9%) (Cost $86,958,499)                                           90,116,035##

             Liabilities, less cash, receivables and other assets [(11.9%)]                          (9,614,770)
                                                                                                  -------------
             Total Net Assets (100.0%)                                                            $  80,501,265
                                                                                                  -------------


See Notes to Schedule of Investments   9

Notes to Schedule of Investments Balanced Portfolio
---------------------------------------------------

+ Investments in equity securities are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Investments in debt securities are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2002, the cost of investments for U.S. Federal income tax purposes was $87,257,709. Gross unrealized appreciation of investments was $4,978,181 and gross unrealized depreciation of investments was $2,119,855, resulting in net unrealized appreciation of $2,858,326, based on cost for U.S. Federal income tax purposes.

[sec] Credit ratings are unaudited.

*    Non-income producing security.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At December 31, 2002, these securities amounted to $465,026 or 0.6% of net assets.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).


See Notes to Financial Statements      10

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Statement of Assets and Liabilities
-----------------------------------

                                                                                        -------------
                                                                                             Balanced
Neuberger Berman Advisers Management Trust                                                  Portfolio

Assets
  Investments in securities, at market value* (Note A)-see Schedule of Investments      $  90,116,035
-----------------------------------------------------------------------------------------------------
  Cash                                                                                          4,708
-----------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                           400,210
-----------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                            2,989,236
-----------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                             189,180
-----------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                             6,007
=====================================================================================================
Total Assets                                                                               93,705,376
=====================================================================================================
Liabilities

  Payable for collateral on securities loaned (Note A)                                      8,831,530
-----------------------------------------------------------------------------------------------------
  Payable for securities purchased                                                          4,218,249
-----------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                              7,150
-----------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                       36,795
-----------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                            20,093
-----------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                          90,294
=====================================================================================================
Total Liabilities                                                                          13,204,111
=====================================================================================================
Net Assets at value                                                                     $  80,501,265
=====================================================================================================
Net Assets consist of:

  Paid-in capital                                                                       $ 123,530,043
-----------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                1,288,459
-----------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                  (47,474,773)
-----------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                        3,157,536
=====================================================================================================
Net Assets at value                                                                     $  80,501,265
=====================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                          10,309,649
-----------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                                $        7.81
=====================================================================================================
*Cost of Investments                                                                    $  86,958,499
=====================================================================================================


See Notes to Financial Statements      11

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2002

Statement of Operations
-----------------------

                                                                        --------------
                                                                              Balanced
Neuberger Berman Advisers Management Trust                                   Portfolio

Investment Income
Income:

Interest income (Note A)                                                $    2,273,052
--------------------------------------------------------------------------------------
Dividend income                                                                 71,547
--------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                   (877)
======================================================================================
Total income                                                                 2,343,722
======================================================================================
Expenses:

Investment management fee (Note B)                                             516,854
--------------------------------------------------------------------------------------
Administration fee (Note B)                                                    282,858
--------------------------------------------------------------------------------------
Auditing fees                                                                   26,000
--------------------------------------------------------------------------------------
Custodian fees (Note B)                                                         95,811
--------------------------------------------------------------------------------------
Insurance expense                                                                1,937
--------------------------------------------------------------------------------------
Legal fees                                                                      12,106
--------------------------------------------------------------------------------------
Registration and filing fees                                                    18,565
--------------------------------------------------------------------------------------
Shareholder reports                                                             47,616
--------------------------------------------------------------------------------------
Shareholder servicing agent fees                                                14,384
--------------------------------------------------------------------------------------
Trustees' fees and expenses                                                     35,195
--------------------------------------------------------------------------------------
Miscellaneous                                                                    2,457
======================================================================================
Total expenses                                                               1,053,783

Expenses reduced by custodian fee expense offset arrangement (Note B)             (179)
======================================================================================
Total net expenses                                                           1,053,604
======================================================================================
Net investment income (loss)                                                 1,290,118
======================================================================================
Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investment securities sold                     (15,958,648)
--------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions (Note A)              54,696
--------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:

   Investment securities (Note A)                                           (4,038,641)
   -----------------------------------------------------------------------------------
   Foreign currency (Note A)                                                       472
   ===================================================================================
Net gain (loss) on investments                                             (19,942,121)
======================================================================================
Net increase (decrease) in net assets resulting from operations         $  (18,652,003)
======================================================================================


See Notes to Financial Statements      12

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Statement of Changes in Net Assets
----------------------------------

                                                                                    Balanced Portfolio
                                                                                 -----------------------
Neuberger Berman Advisers Management Trust                                       Year Ended December 31,
                                                                                  2002             2001
Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)                                             $   1,290,118    $   2,536,783
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    (15,903,952)     (28,320,218)
-------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments         (4,038,169)       6,153,338
=======================================================================================================
Net increase (decrease) in net assets resulting from operations            (18,652,003)     (19,630,097)
=======================================================================================================
Distributions to Shareholders From:

Net investment income                                                       (2,524,587)      (2,325,979)
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                     -      (43,944,393)
=======================================================================================================
Total distributions to shareholders                                         (2,524,587)     (46,270,372)
=======================================================================================================
From Fund Share Transactions:

Proceeds from shares sold                                                   11,159,696       17,324,440
-------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                    2,524,587       46,270,372
-------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                               (24,024,226)     (33,265,165)
=======================================================================================================
Net increase (decrease) from Fund share transactions                       (10,339,943)      30,329,647
=======================================================================================================
Net Increase (Decrease) in Net Assets                                      (31,516,533)     (35,570,822)

Net Assets:

Beginning of year                                                          112,017,798      147,588,620
=======================================================================================================
End of year                                                              $  80,501,265    $ 112,017,798
=======================================================================================================
Accumulated undistributed net investment income (loss) at end of year    $   1,288,459    $   2,388,888
=======================================================================================================
Number of Fund Shares:

Sold                                                                         1,302,923        1,636,810
-------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions                          283,981        4,567,658
-------------------------------------------------------------------------------------------------------
Redeemed                                                                    (2,869,291)      (3,151,051)
=======================================================================================================
Net increase (decrease) in shares outstanding                               (1,282,387)       3,053,417
=======================================================================================================


See Notes to Financial Statements      13

Notes to Financial Statements Balanced Portfolio
------------------------------------------------

     Note A--Summary of Significant Accounting Policies:

1 General: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund offers Class I shares. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlement of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2002 was $1,563.

5 Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

     specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

7 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($30,859,950 and $13,734,010 expiring in 2009 and 2010, respectively, determined as of December 31, 2002), it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

     The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

     Distributions Paid From:

                                         Long-Term
              Ordinary Income         Capital Gain                      Total
           2002          2001   2002          2001         2002          2001
     $2,524,587   $12,201,042   $  -   $34,069,330   $2,524,587   $46,270,372

     As of December 31, 2002, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                             Unrealized            Loss
         Undistributed     Appreciation   Carryforwards
       Ordinary Income   (Depreciation)   and Deferrals           Total
            $1,409,219       $2,858,326   $(47,296,323)   $(43,028,778)

     The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales, post-October losses, and the amortization of bond premium for book purposes.

Notes to Financial Statements Balanced Portfolio cont'd
-------------------------------------------------------

8 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

10 Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     During the year ended December 31, 2002, the Fund did not enter into any financial futures contracts.

11 Security lending: The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

     manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. This income is reflected in the Statement of Operations under the caption Interest income. At December 31, 2002, the value of the securities loaned and the value of the collateral were $8,638,936 and $8,831,530, respectively. Income earned on loaned securities during the year ended December 31, 2002 amounted to $50,853.

12 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the year ended December 31, 2002, income earned on this investment amounted to $29,292 and is reflected in the Statement of Operations under the caption Interest income.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

     The trustees of the Trust adopted a non-fee distribution plan for the Fund.

     Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Notes to Financial Statements Balanced Portfolio cont'd
-------------------------------------------------------

     Management has contractually undertaken through April 30, 2005 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2002, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2008 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2002, there was no reimbursement to Management. At December 31, 2002, the Fund has no liability to Management under the agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $179.

     Note C--Securities Transactions:

     During the year ended December 31, 2002, there were purchase and sale transactions (excluding short-term securities and forward foreign currency contracts) of $96,467,028 and $103,867,440, respectively.

     During the year ended December 31, 2002, the Fund had entered into various contracts to deliver currencies at specified future dates. At December 31, 2002, there were no open contracts.

     During the year ended December 31, 2002, brokerage commissions on securities transactions amounted to $126,791, of which Neuberger received $43,479, and other brokers received $83,312.

     Note D--Line of Credit:

     At December 31, 2002, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2002, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Financial Highlights Balanced Portfolio+
----------------------------------------

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.++


                                                                    Year Ended December 31,
                                                    ---------------------------------------------------------
                                                       2002         2001         2000        1999        1998
Net Asset Value, Beginning of Year                  $  9.66    $   17.28     $  20.89    $  16.34    $  17.80
                                                    -------    ---------     --------    --------    --------
Income From Investment Operations
Net Investment Income (Loss)                            .12          .22Y         .30         .26         .29
Net Gains or Losses on Securities
 (both realized and unrealized)                       (1.75)       (2.27)Y       (.61)       4.96        1.62
                                                    -------    ---------     --------    --------    --------
Total From Investment Operations                      (1.63)       (2.05)        (.31)       5.22        1.91
                                                    -------    ---------     --------    --------    --------
Less Distributions
From Net Investment Income                             (.22)        (.28)        (.37)       (.27)       (.42)
From Net Capital Gains                                    -        (5.29)       (2.93)       (.40)      (2.95)
                                                    -------    ---------     --------    --------    --------
Total Distributions                                    (.22)       (5.57)       (3.30)       (.67)      (3.37)
                                                    -------    ---------     --------    --------    --------
Net Asset Value, End of Year                        $  7.81    $    9.66     $  17.28    $  20.89    $  16.34
                                                    -------    ---------     --------    --------    --------
Total Return++                                       -17.15%      -13.36%       -4.55%     +33.56%     +12.18%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)               $  80.5     $  112.0     $  147.6     $ 165.3    $  177.6
Ratio of Gross Expenses to Average Net Assets#         1.12%        1.07%         .99%       1.02%       1.03%
Ratio of Net Expenses to Average Net Assets            1.12%        1.07%         .99%       1.02%       1.03%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                 1.37%        2.10%Y       1.49%       1.60%       1.84%
Portfolio Turnover Rate                                 106%          88%         124%        121%         71%


See Notes to Financial Highlights      19

Notes to Financial Highlights Balanced Portfolio
------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Balanced Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

Y For fiscal years ended after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

                                                       Year Ended December 31,
                                                                          2001
  Net Investment Income                                                  (.004)
  Net Gains or Losses on Securities                                       .004
  Ratio of Net Investment Income to Average Net Assets                    (.04%)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Balanced Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Balanced Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                 Ernst & Young LLP

Boston, Massachusetts
February 6, 2003

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of                  Other
                          Position                                                Portfolios in            Directorships
                         and Length                                                Fund Complex            Held Outside
       Name, Age,          of Time                    Principal                    Overseen by             Fund Complex
    and Address (1)      Served (2)               Occupation(s) (3)                  Trustee                by Trustee
--------------------------------------------------------------------------------------------------------------------------------
John Cannon (73)        Trustee      Consultant. Formerly, Chairman and                34        Independent Trustee or
                        since        Chief Investment Officer, CDC Capital                       Director of three series of
                        2000         Management (registered investment                           Oppenheimer Funds: Limited
                                     adviser) (1993-Jan. 1999); prior thereto,                   Term New York Municipal
                                     President and Chief Executive Officer,                      Fund, Rochester Fund
                                     AMA Investment Advisors, an affiliate                       Municipals, and Oppenheimer
                                     of the American Medical Association.                        Convertible Securities Fund,
                                                                                                 since 1992.
--------------------------------------------------------------------------------------------------------------------------------
Faith Colish (67)       Trustee      Counsel to Carter Ledyard & Milburn               34        Director, American Bar
                        since        LLP since October 2002; prior thereto,                      Retirement Association
                        1984         Attorney at Law and President, Faith                        (ABRA) since 1997 (not-for-
                                     Colish, A Professional Corporation; 1980                    profit membership association).
                                     to 2002.
--------------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers (69)   Trustee      Consultant; Retired President and                 34
                        since        Director, Teachers Insurance & Annuity
                        1989         (TIAA) and College Retirement
                                     Equities Fund (CREF).
--------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (65)     Trustee      Consultant, C. A. Harvey Associates,              34        Member, Individual Investors
                        since        since June 2001; Director, AARP, 1978                       Advisory Committee to the
                        1998         to December 2000.                                           New York Stock Exchange
                                                                                                 Board of Directors, 1998 to
                                                                                                 June 2002; President, Board of
                                                                                                 Associates to The National
                                                                                                 Rehabilitation Hospital's Board
                                                                                                 of Directors since 2002;
                                                                                                 Member, American Savings
                                                                                                 Education Council's Policy
                                                                                                 Board (ASEC), 1998-2000;
                                                                                                 Member, Executive Committee,
                                                                                                 Crime Prevention Coalition of
                                                                                                 America, 1997-2000.
--------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of                  Other
                           Position                                               Portfolios in            Directorships
                          and Length                                               Fund Complex             Held Outside
       Name, Age,           of Time                    Principal                   Overseen by              Fund Complex
     and Address (1)      Served (2)               Occupation(s) (3)                 Trustee                 by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (69)        Trustee      Senior Counsel, Loews Corporation                34
                         since        (diversified financial corporation) since
                         2000         May 2002; prior thereto, Senior Vice
                                      President, Secretary and General
                                      Counsel, Loews Corporation.
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (75)    Trustee      Professor of Finance and Economics,              34        Director, Delaware Labs
                         since        Stern School of Business, New York                         (cosmetics), since 1978.
                         2000         University.
--------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (65)    Trustee      Retired. Formerly, Vice President and            34        Director, WHX Corporation
                         since        Special Counsel, WHX Corporation                           (holding company) since August
                         1999         (holding company); 1993-2001.                              2002; Director, WebFinancial
                                                                                                 Corporation (holding company)
                                                                                                 since December 2002; Director,
                                                                                                 State Theatre of New Jersey
                                                                                                 (not-for-profit theater), since
                                                                                                 2000; Formerly, Director, Kevlin
                                                                                                 Corporation (manufacturer of
                                                                                                 microwave and other products).
--------------------------------------------------------------------------------------------------------------------------------
John P. Rosenthal (70)   Trustee      Senior Vice President, Burnham                   34        Director, 92nd Street Y (non-
                         since        Securities Inc. (a registered broker-                      profit), since 1967; Formerly,
                         2000         dealer) since 1991.                                        Director, Cancer Treatment
                                                                                                 Holdings, Inc.
--------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (70)    Trustee      Retired. Senior Vice President,                  34        Director, Pro-Kids Golf and
                         since        Foodmaker, Inc. (operator and franchiser                   Learning Academy (teach golf
                         2000         of restaurants) until January 1997.                        and computer usage to "at risk"
                                                                                                 children), since 1998; Director,
                                                                                                 Prandium, Inc. (restaurants),
                                                                                                 from March 2001 until July 2002.
--------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (71)   Trustee      Founding General Partner, Oxford                 34        Director, Capital Cash
                         since        Partners and Oxford Bioscience Partners                    Management Trust (money
                         2000         (venture capital partnerships) and                         market fund), Narragansett
                                      President, Oxford Venture Corporation.                     Insured Tax-Free Income Fund,
                                                                                                 Rocky Mountain Equity Fund,
                                                                                                 Prime Cash Fund, several
                                                                                                 private companies and
                                                                                                 QuadraMed Corporation
                                                                                                 (NASDAQ).
--------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of              Other
                          Position                                                 Portfolios in        Directorships
                         and Length                                                Fund Complex         Held Outside
    Name, Age,             of Time                   Principal                      Overseen by         Fund Complex
  and Address (1)        Served (2)              Occupation(s) (3)                    Trustee            by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (52)       Trustee       General Partner, Seip Investments LP (a         34        Director, H&R Block, Inc.
                           since         private investment partnership);                          (financial services company),
                           2000          President and CEO, Westaff, Inc.                          since May 2001; Director,
                                         (temporary staffing), May 2001 to                         General Magic (voice
                                         January 2002; Senior Executive at the                     recognition software), since
                                         Charles Schwab Corporation from 1983                      November 2001; Director,
                                         to 1999; including Chief Executive                        Forward Management, Inc.
                                         Officer, Charles Schwab Investment                        (asset management), since 2001;
                                         Management, Inc. and Trustee, Schwab                      Director, E-Finance
                                         Family of Funds and Schwab                                Corporation (credit decisioning
                                         Investments from 1997 to 1998;                            services), since 1999; Director,
                                         Executive Vice President--Retail                          Save-Daily.com (micro investing
                                         Brokerage, Charles Schwab Investment                      services), since 1999; Formerly,
                                         Management from 1994 to 1997.                             Director, Offroad Capital Inc.
                                                                                                   (pre-public internet commerce
                                                                                                   company).
------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (55)   Trustee       Private investor and consultant                 34        Director, Providence
                           since         specializing in the insurance industry;                   Washington (property and
                           1999          Advisory Director, Securitas Capital                      casualty insurance company),
                                         LLC (a global private equity investment                   since December 1998; Director,
                                         firm dedicated to making investments in                   Summit Global Partners
                                         the insurance sector).                                    (insurance brokerage firm), since
                                                                                                   October 2000.
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (58)        Trustee       Regional Manager for Atlanta Region,            34
                           since         Ford Motor Credit Company since
                           1984          August 1997; prior thereto, President,
                                         Ford Life Insurance Company, April
                                         1995 until August 1997.
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of                  Other
                               Position                                              Portfolios in            Directorships
                              and Length                                              Fund Complex            Held Outside
      Name, Age,               of Time                 Principal                      Overseen by             Fund Complex
    and Address (1)           Served (2)           Occupation(s) (3)                    Trustee                by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Michael M. Kassen* (4) (49)   President     Executive Vice President and Chief             34        Executive Vice President, Chief
                              and Trustee   Investment Officer, Neuberger Berman                     Investment Officer and
                              since 2000    since 1999; Executive Vice President and                 Director, Neuberger Berman
                                            Chief Investment Officer, NB                             Inc. (holding company) since
                                            Management from November 1999 to                         1999; Chairman since May
                                            May 2000; Vice President, NB                             2000 and Director, NB
                                            Management from 1990 until 1999;                         Management since April 1996.
                                            Partner or Principal, Neuberger Berman
                                            from 1993.
------------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (74)       Trustee       Member, Investment Policy Committee,           34        Director, Legg Mason, Inc.
                              since 2000    Edward Jones, 1993-2001; President,                      (financial services holding
                                            Securities Industry Association ("SIA")                  company), since 1993; Director,
                                            (securities industry's representative in                 Boston Financial Group (real
                                            government relations and regulatory                      estate and tax shelters), 1993-
                                            matters at the federal and state levels),                1999.
                                            1974-1992; Adviser to SIA, November
                                            1992-November 1993.
------------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (5) (62)      President     Executive Vice President and Chief             34        Director, Dale Carnegie &
                              and Trustee   Investment Officer, Neuberger Berman                     Associates, Inc. (private
                              since         since 2002 and 2003, respectively;                       company) since 1998; Director,
                              December      Director, NB Management since 2002;                      Emagin Corp. (public company)
                              2002          Executive Vice President, Citigroup                      since 1997; Director, Solbright
                                            Investments, Executive Vice President,                   Inc. (private company) since
                                            Travelers Group, Inc. and Senior Vice                    1998; Director, Infogate Corp.
                                            President, Tribeca Investments, LLC                      (private company) since 1997;
                                            from 1996 to 2002.                                       Director, Broadway Television
                                                                                                     Network (private company)
                                                                                                     since 2000.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of                Other
                                 Position                                                Portfolios in          Directorships
                                and Length                                                Fund Complex          Held Outside
       Name, Age,                of Time                         Principal                Overseen by           Fund Complex
     and Address (1)            Served (2)                   Occupation(s) (3)              Trustee              by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (43)  Chairman of the Board,   Executive Vice President, Neuberger          34       Executive Vice President and
                        Chief Executive Officer  Berman since 1999; Principal, Neuberger               Director, Neuberger Berman
                        and Trustee since 2000;  Berman from 1997 until 1999; Senior                   Inc. (holding company) since
                        President and Chief      Vice President, NB Management from                    1999; President and Director,
                        Executive Officer from   1996 until 1999.                                      NB Management since 1999;
                        1998 to 2000.                                                                  Director and Vice President,
                                                                                                       Neuberger & Berman Agency,
                                                                                                       Inc. since 2000.
------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  Resigned as trustee effective December 12, 2002.

(5)  Serves as trustee effective December 12, 2002.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Information about the Officers of the Trust

                                           Position and
  Name, Age, and Address (1)        Length of Time Served(2)                     Principal Occupation(s) (3)
---------------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (46)         Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                                  employee since 1999; Vice President--Mutual Fund Board
                                                                  Relations, NB Management since 2000; Vice President,
                                                                  NB Management from 1986 to 1999; Secretary, seven
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (four since 2002).

 Robert Conti (46)               Vice President since 2000        Senior Vice President, Neuberger Berman since 2003; Vice
                                                                  President, Neuberger Berman from 1999 until 2003;
                                                                  Senior Vice President, NB Management since 2000;
                                                                  Controller, NB Management until 1996; Treasurer, NB
                                                                  Management from 1996 until 1999; Vice President, seven
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (three since 2000 and four since 2002).

 Stacy Cooper-Shugrue (4) (39)   Assistant Secretary since 1990   Vice President-Mutual Fund Board Relations of NB
                                                                  Management since February 25, 2002; Employee of
                                                                  Neuberger Berman since 1999; Assistant Vice President of
                                                                  NB Management from 1993 to 1999; Assistant Secretary
                                                                  of two other mutual funds for which NB Management acts
                                                                  as investment manager and administrator and of three
                                                                  other registered investment companies since 2002.

 Brian J. Gaffney (49)           Vice President since 2000        Managing Director, Neuberger Berman since 1999; Senior
                                                                  Vice President, NB Management since 2000; Vice
                                                                  President, NB Management from 1997 until 1999; Vice
                                                                  President, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (three since 2000 and four since 2002).

 Sheila R. James (37)            Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee, NB
                                                                  Management from 1991 to 1999; Assistant Secretary,
                                                                  seven registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator since 2002.

 John M. McGovern (32)           Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                                  Treasurer, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator since 2002.

Trustees and Officers (Unaudited) cont'd
----------------------------------------

                                         Position and
 Name, Age, and Address (1)        Length of Time Served(2)                       Principal Occupation(s) (3)
---------------------------------------------------------------------------------------------------------------------------
 Barbara Muinos (44)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting Officer,
                             since 1996                           seven registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator since 2002; Assistant Treasurer of three
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator from 1996 until 2002.

 Frederic B. Soule (56)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003; Vice
                                                                  President, Neuberger Berman from 1999 until 2003; Vice
                                                                  President, NB Management from 1995 until 1999; Vice
                                                                  President, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (three since 2000 and four since 2002).

 Trani Wyman (33)            Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator since 2002.

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  Resigned as officer effective January 15, 2003.